Exhibit 10.40

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

AMENDMENT NUMBER ONE

Letter Agreement

dated as of July 12, 2011

by and between

PENNYMAC CORP.

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER ONE is made this 6th day of January, 2012, by and among PENNYMAC CORP., as purchaser (the “Purchaser”), and CITIGROUP GLOBAL MARKETS REALTY CORP. (the “Seller”), to the Letter Agreement, dated as of July 12, 2011 (the “Agreement”), by and between the Seller and the Purchaser.

RECITALS

WHEREAS, the Seller and the Purchaser desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Seller and the Purchaser each have agreed to execute and deliver this Amendment Number One on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                            Amendments.  Effective as of January 6, 2012, the Agreement is hereby amended as follows:

(a)                                 Section 1 (Closing Date) of the Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

The Purchaser may purchase any Asset on any date following the date hereof, which date shall be deemed a “Closing Date.”  Any such Assets purchased on any Closing Date shall be mutually agreed upon in writing by the parties hereto.  Any such Closing Date shall be agreed upon between the parties hereto in writing, but in no event shall any Closing Date be later than June 22, 2012 (the “End Date”).  For the purposes of this letter agreement, the term “Proceeds” shall mean any principal or interest collections on any Asset.

(b)                                 Section 4 (Purchase Price Percentage) of the Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

For each Asset, the Base Purchase Price Percentage plus a percentage equal to (i) in the event the related Closing Date shall occur within *** (***) days from the date hereof, *** %, (ii) in the event the related Closing Date shall occur within a period of *** (***) to *** (***) days from the date hereof, ***, (iii) in the event the related Closing Date shall occur within a period of *** (***) to ***  (***) days from the date hereof, *** %, (iv) in the event the related Closing Date shall occur within a period of *** (***) to *** (***) days from the date hereof, ***%, or (v) in the event the related Closing Date shall occur within a period of ***  (***) to *** (***) days from the date hereof, *** %.

For purposes of this letter agreement, the “Base Purchase Price Percentage” shall mean, with respect to each Asset, the purchase price percentage set forth on Schedule 1.

(c)                                  Section 7 (Cost of Carry) of the Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

An amount equal to the “cost of carry” imputed to Citigroup in connection with any Asset purchased under the Purchase Agreement and held by Seller equal to the product of (x) the sum of (a) the Original Purchase Price for such Asset as reduced monthly by remittances of principal on the Asset received by Citigroup and (b) any and all Reimbursement Amounts incurred by Citigroup (other than the Cost of Carry) with respect to such Asset and (y) LIBOR plus *** (***) basis points per annum.

For the purposes hereunder, “LIBOR” shall mean the rate determined daily by Citigroup on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Reuters Screen LIBOR01 Page as of 11:00 a.m. (London time) on such date (rounded up to the nearest whole multiple of 1/16%); provided that if such rate does not appear on Reuters Screen LIBOR01 Page, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by Citigroup in its sole discretion and communicated to PMC.

SECTION 2.                            Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.                            Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number One shall apply to all Assets subject to the Agreement notwithstanding that any such Assets were sold to the Purchaser prior to the date of this Amendment Number One.

SECTION 4.                            Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).

SECTION 5.                            Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  The parties agree that this Amendment Number One and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties.

[Signature Page Follows]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Seller)

By:	/s/ Shameer Hussein
Name:	Shameer Hussein
Title:	Authorized Agent, Citigroup Global Markets Realty Corp.

PENNYMAC CORP.
(Purchaser)

By:	/s/Vandad Fartaj
Name:	Vandad Fartaj
Title:	Chief Investment Officer

Amendment Number One (January 2012)